UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The following advertisements will run in various digital and social media channels from time to time.

VIDEO A

Voiceover:
We're scientists.
Engineers.
We're pragmatists and producers.
It's who we are.
So we have a plan to help address climate change.
We are decreasing our methane emissions.
And developing low-carbon technologies
With that and more, we expect to reduce our absolute upstream greenhouse gas emissions by an estimated 30 percent by 2025.
It's a plan we're committed to. In fact, we've already begun.

Supers:
Decreasing our methane emissions

Developing low-carbon technologies

Reducing our absolute upstream greenhouse gas emissions by ~30% by 2025

ADVANCING CLIMATE SOLUTIONS
Learn more at ExxonMobil.com
[ExxonMobil Logo]


Decreasing our methane emissions
Developing low-carbon technologies
Developing low-carbon technologies
ADVANCING CLIMATE SOLUTIONS
ExxonMobil

VIDEO B

Voiceover:
Every action to address climate change makes a difference.
Every emissions reduction we're making.
Every increase in energy efficiency.
Every technology we're working on.
Helps lower our carbon footprint.
Because when it comes to addressing climate change,
our actions make a difference.

Supers:
Reducing ~30% of our absolute
upstream greenhouse gas emissions by 2025

Increasing efficiency

Developing technologies

to lower emissions

ADVANCING CLIMATE SOLUTIONS
Learn more at ExxonMobil.com
[ExxonMobil Logo]



ADVANCING
CLIMATE
SOLUTIONS
ExxonMobil

VIDEO C Supers: We have a plan that is expected to reduce our absolute upstream greenhouse gas emissions by ~30% To develop low-carbon technologies To help address climate change It’s a plan we’re committed to In fact, we’ve already begun ADVANCING CLIMATE SOLUTIONS Learn more at ExxonMobil.com [ExxonMobil Logo]

VIDEO D

Supers:
We have a plan

that is expected to reduce our absolute upstream greenhouse gas emissions by ~30% by 2025

ADVANCING CLIMATE SOLUTIONS
Learn more at ExxonMobil.com
[ExxonMobil Logo]


We have a plan
that is expected to reduce our absolute upstream greenhouse gas emissions by ~30%
by 2025
ADVANCING CLIMATE SOLUTIONS
ExxonMobil

VIDEO E

Supers:
Every emissions reduction we are making
across our operations
Every low-carbon technology we're developing
Every action to help address climate change makes a difference
ADVANCING CLIMATE SOLUTIONS
Learn more at ExxonMobil.com
[ExxonMobil Logo]

VIDEO F Supers: ADVANCING CLIMATE SOLUTIONS Learn more at ExxonMobil.com [ExxonMobil Logo] VIDEO G Supers: ADVANCING CLIMATE SOLUTIONS Learn more at ExxonMobil.com [ExxonMobil Logo]

VIDEO H Supers: Advancing breakthrough technologies to help create a lower-carbon energy future ADVANCING CLIMATE SOLUTIONS Learn more at ExxonMobil.com [ExxonMobil Logo]

VIDEO I VIDEO J Supers: Supers: Advancing breakthrough technologies A new business from ExxonMobil to help address climate change advancing low-carbon technologies ADVANCING CLIMATE SOLUTIONS ADVANCING CLIMATE SOLUTIONS Learn more at ExxonMobil.com Learn more at ExxonMobil.com [ExxonMobil Logo] [ExxonMobil Logo]

VIDEO K Supers: Our new Low Carbon Solutions business Helping create a lower-carbon energy future ADVANCING CLIMATE SOLUTIONS Learn more at ExxonMobil.com [ExxonMobil Logo]

VIDEO L Supers: Our new Low Carbon Solutions business Helping to address climate change ADVANCING CLIMATE SOLUTIONS Learn more at ExxonMobil.com [ExxonMobil Logo]

ANIMATED BANNER A

Supers:
ExxonMobil's new Low Carbon Solutions business
Large-scale emission reductions
From our low-carbon portfolio

ADVANCING CLIMATE SOLUTIONS
Learn more >
[ExxonMobil Logo]


ExxonMobil's new Low Carbon Solutions business
Large-scale emission reductions
From our low-carbon portfolio
ADVANCING CLIMATE SOLUTIONS
ExxonMobil
Learn more

ANIMATED BANNER B

Supers:
ExxonMobil's new Low Carbon Solutions business
Low-carbon technologies
Enabling large-scale emission reductions

ADVANCING CLIMATE SOLUTIONS
Learn more >
[ExxonMobil Logo]


ExxonMobil's new Low Carbon Solutions business
Low-carbon technologies
Enabling large-scale emission reductions
ADVANCING CLIMATE SOLUTIONS
ExxonMobil
Learn more

ANIMATED BANNER C

Supers:
Advancing breakthrough technologies
To help create a lower-carbon future
ExxonMobil's new Low Carbon Solutions business
ADVANCING CLIMATE SOLUTIONS
Learn more >
[ExxonMobil Logo]


Advancing breakthrough technologies
To help create a lower-carbon future
ExxonMobil's new Low Carbon Solutions business
ADVANCING CLIMATE SOLUTIONS
ExxonMobil
Learn more

ANIMATED BANNER D

Supers:
Advancing breakthrough technologies
To help address climate change
ExxonMobil's new Low Carbon Solutions business
ADVANCING CLIMATE SOLUTIONS
Learn more >
[ExxonMobil Logo]


Advancing breakthrough technologies
To help address climate change
ExxonMobil's new Low Carbon Solutions business
ADVANCING CLIMATE SOLUTIONS
ExxonMobil
Learn more

[ExxonMobil Logo] STATIC BANNER A STATIC BANNER B STATIC BANNER C Helping create a lower-carbon future Advancing low-carbon technologies Focusing on low-carbon technologies Learn more > Learn more > Learn more >

AUDIO SCRIPT A

When it comes to addressing climate change, every action makes a difference.

At ExxonMobil, we’re expecting to reduce our absolute upstream greenhouse gas emissions by an estimated 30 percent by 2025.

And increasing our energy efficiency. As well as working to advance low-carbon technologies.

That’s how we’re Advancing Climate Solutions. Because our actions make a difference. Learn more at ExxonMobil dot com slash solutions.

AUDIO SCRIPT B

When it comes to addressing climate change, every action makes a difference.

At ExxonMobil, we expect to reduce our absolute upstream greenhouse gas emissions by an estimated 30 percent by 2025. Learn more at ExxonMobil dot com slash solutions.

AUDIO SCRIPT C

We’re scientists.

Engineers.

We’re pragmatists and producers.

At ExxonMobil, it’s who we are.

So we have a plan to help address climate change.

We’re increasing the efficiency of our operations. While developing low- carbon technologies that can be deployed at scale.

With that and more, we expect to reduce our absolute upstream greenhouse gas emissions by an estimated 30 percent by 2025.

It’s a plan we’re committed to. In fact, we’ve already begun. Learn more at ExxonMobil dot com slash solutions.

AUDIO SCRIPT D

At ExxonMobil, we have a plan to help address climate change.

We expect to reduce absolute upstream greenhouse gas emissions by an estimated 30 percent by 2025.

Learn more at ExxonMobil dot com slash solutions.

AUDIO SCRIPT E

As part of its ongoing commitment to help address climate change, ExxonMobil is increasing the efficiency of its operations and advancing low-carbon technologies that can be deployed at scale. With that and more, it expects to reduce its absolute upstream greenhouse gas emissions by an estimated 30 percent by 2025. Learn more at ExxonMobil dot com slash solutions.

AUDIO SCRIPT F

As part of its commitment to help address climate change, ExxonMobil expects to reduce its absolute upstream greenhouse gas emissions by an estimated 30 percent by 2025. ExxonMobil dot com slash solutions.

NEWSLETTERS

Headline A: ExxonMobil’s new Low Carbon Solutions business

Headline B: ExxonMobil to help lower industrial carbon emissions

Headline C: ExxonMobil’s new business to advance low-carbon technologies

Headline D: Pursuing new technologies for a lower-carbon future

Headline F: ExxonMobil – reducing emissions and capturing carbon

COPY A:

ExxonMobil Low Carbon Solutions is working to advance breakthrough technologies, from our extensive, industry-leading R&D portfolio, to help create a lower-carbon future. Learn more >

COPY B:

ExxonMobil Low Carbon Solutions is our new business working to advance breakthrough technologies, including carbon capture and storage, hydrogen and other technologies, from our industry-leading R&D portfolio. Learn more >

COPY C:

ExxonMobil Low Carbon Solutions is working to advance breakthrough technologies, including carbon capture and storage, hydrogen and other technologies, from our extensive, industry-leading R&D portfolio.

Learn more >

COPY D:

ExxonMobil Low Carbon Solutions is working to advance breakthrough technologies, including carbon capture and storage, hydrogen and other technologies, from our extensive, industry-leading R&D portfolio. With a focus on solutions for the heaviest-emitting industries, which generate 80% of global energy-related CO2 emissions, we have the expertise that can help bring these technologies to market and create a lower-carbon future.

Learn more >

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a preliminary proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Preliminary Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Preliminary Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Preliminary Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Preliminary Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.